                                                                    CONFIDENTIAL

                                                                  Exhibit 10.6.9

                                                          CONFIDENTIAL TREATMENT
                                    GTC Biotherapeutics, Inc. has requested that
                                the marked portions of this document be accorded
                                   confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act

                                AMENDMENT NO. 18
                                       to
                              COOPERATION AGREEMENT

     This Amendment No. 18, effective September 6, 2001 to the Cooperation Agreement dated September 6, 1988, as subsequently amended (the "Amended Agreement") by and between Tufts University acting through its School of Veterinary Medicine ("TUSVM") and Genzyme Transgenics Corporation ("GTC").

     GTC and TUSVM hereby further amend the Amended Agreement as follows:

     1. The Further Extended Term is extended to September 5, 2004 ("Years 9, 10 and 11).

     2. The Budget for Years 9, 10 and 11 of the Further Extended Term is attached hereto as Exhibit I.

     To the extent not inconsistent herewith, all of the remaining terms of the Amended Agreement shall continue in full force and effect.


TUFTS UNIVERSITY                                 GENZYME TRANSGENICS CORPORATION


By: /s/ Gerald C. Wodehouse                      By: /s/ Carol A. Ziomek, Ph.d.
    --------------------------------                 ---------------------------
Gerald C. Wodehouse                              Carol A. Ziomek, Ph.D.
Associate Director                               Vice President, Development
Grants and Contracts Administration

                                                                    CONFIDENTIAL

                         TUFTS/GENZYME TRANSGENICS CORP.
                         Cooperative Services Agreement
                              Goat Herd Maintenance
              Project Year 9: September 8, 2001 - September 5, 2002

 EXHIBIT I TO AMENDMENT 18: ESTIMATED BUDGET FOR HOUSING IN GOAT BARNS I AND II

                                                   YEAR9     YEAR 10    YEAR 11
                                                  ------------------------------

                                    [****(*)]


TOTAL PROJECT COST                                 767,282    802,274    842,666


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(*) Confidential Treatment has been requested for the marked portion.